                            SCHEDULE 14C INFORMATION

                        DEFINITIVE INFORMATION STATEMENT
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

                                     NEXTLINK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:  N/A
     (2) Aggregate number of securities to which transaction applies:  N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction:  N/A
     (5) Total fee paid:  N/A

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  N/A

     (2) Form, Schedule or Registration Statement No.:  N/A

     (3) Filing Party:  N/A

     (4) Date Filed:  N/A

                         NEXTLINK COMMUNICATIONS, INC.
                      500 - 108TH AVENUE N.E., SUITE 2200
                           BELLEVUE, WASHINGTON 98004
                                 (425) 519-3953

                             INFORMATION STATEMENT

    We have sent you this information statement to inform you of an amendment to the NEXTLINK Communications, Inc. Stock Option Plan. The amendment authorizes an additional 6,000,000 shares of our Class A common stock to be issued under the Stock Option Plan. Our Board of Directors has unanimously approved the amendment. In addition, the amendment was approved by a stockholder that holds shares of NEXTLINK common stock with a majority of the total voting power of all shares of outstanding common stock. Because we are a corporation organized under the laws of the State of Delaware, our stockholders may take action by written consent without a meeting.

    This information statement is designed to inform you of the amendment to the Stock Option Plan. It also summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission. In addition, this information statement serves as the notice that we are required to provide to you under the laws of Delaware that action has been taken by less than all stockholders of NEXTLINK by a written consent without a meeting of stockholders.

    This information statement is being mailed on or about April 26, 1999, to all stockholders of record at the close of business on March 8, 1999. The amendment will become effective 20 days after the date on which we mail this information statement to all stockholders of NEXTLINK.

INFORMATION ABOUT VOTES NECESSARY TO APPROVE THE AMENDMENT

    Eagle River Investments, LLC approved the amendment to the Stock Option Plan by a written consent dated February 22, 1999. Eagle River holds 18,871,787 shares of Class B common stock, which represent 59.45% of the total votes attributable to all shares of common stock.

    Approval of the amendment to the Stock Option Plan requires an affirmative vote of the majority of the total votes attributable to NEXTLINK's common stock. NEXTLINK has issued two classes of common stock, Class A and Class B common stock. We use the term "common stock" when referring to Class A and Class B common stock together. Each share of Class A common stock is entitled to one vote. As of February 22, 1999, there were 25,435,275 shares of Class A common stock outstanding. Each share of Class B common stock is entitled to ten votes. As of February 22, 1999, there were 29,104,372 shares of Class B common stock outstanding. The holders of NEXTLINK's 14% Senior Exchangeable Redeemable Preferred Stock and 6 1/2% Cumulative Convertible Preferred Stock are not entitled to vote on matters such as the amendment to the Stock Option Plan.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         AMENDMENT OF STOCK OPTION PLAN

    In January 1997, the stockholders approved the Stock Option Plan. We presently are authorized to issue 9,854,696 shares of Class A common stock upon the exercise of options granted under the Stock Option Plan. At a meeting held on February 4, 1999, our Board of Directors amended the Stock Option Plan to increase by 6,000,000 the number of shares that may be issued under the plan. Following the Board's action, a stockholder that holds shares of common stock with a majority of the voting power attributable to all shares of outstanding common stock approved the amendment.

    The purpose of the Stock Option Plan is to promote company success by providing a performance incentive for certain officers, employees, and individuals who provide services to us, and to enable these individuals to acquire or increase a proprietary interest in our success. Currently, the Board feels that granting options to substantially all employees of NEXTLINK effectively promotes company success. The Board believes that the number of shares presently available for issuance will be insufficient to achieve the purpose of the Stock Option Plan over the term of the plan unless the additional shares are authorized.

DESCRIPTION OF THE STOCK OPTION PLAN

    The Board has appointed and authorized the Compensation Committee of the Board to administer the Stock Option Plan, and its members currently are Messrs. Weibling and Hoglund. When the Compensation Committee is acting in its capacity as administrator of the Stock Option Plan, we refer to it as the Plan Administrator. The Board may remove members from, or add members to, the Compensation Committee at any time. The Board fills all vacancies on the Compensation Committee, however caused.

    Within the parameters established by the Stock Option Plan, the Plan Administrator has the sole discretion to determine all terms and conditions of options granted under the Stock Option Plan. These determinations include:

    - selection of the individuals receiving option grants,

    - the number of shares available under each option,

    - the exercise price,

    - the time or times at which options may be exercised, and

    - whether all of the options may be exercisable at one time or in increments over time.

    Separate option grants under the Stock Option Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator provides each optionee with an option agreement, which describes the relevant terms of the option.

    The Plan Administrator acts as the manager of the Stock Option Plan, and possesses discretionary authority to determine all matters relating to the options to be granted. The Plan Administrator has the sole authority to interpret the provisions of the Stock Option Plan, any option issued under the Stock Option Plan, and any rule or regulation applicable to the Stock Option Plan. The Plan Administrator's interpretation is conclusive and binding on all interested parties, so long as the interpretation and construction with respect to incentive stock options corresponds to the requirements of the Internal Revenue Code of 1986 and related Internal Revenue Service regulations.

    The Plan Administrator may modify or amend outstanding options granted under the Stock Option Plan. A modification or amendment, however, may not impair or diminish any of the rights of any optionee or any of the obligations of NEXTLINK without the consent of the optionee. Except as otherwise provided in the Stock Option Plan, no outstanding option shall be terminated without the consent of the optionee. Unless the optionee agrees otherwise, any change or adjustment to an outstanding incentive stock option shall be made so as not to cause the option to cease qualifying as an incentive stock option.

    The Stock Option Plan terminates on January 15, 2007. No stock options may be granted under the Stock Option Plan on or after January 15, 2007.

    The Board has reserved the right to terminate, modify, or amend the Stock Option Plan. The Board, however, must obtain stockholder approval for any amendment that:

    - increases the number of shares of Class A common stock available under the Stock Option Plan,

    - changes the determination of who is eligible to receive and option, or

    - requires stockholder approval under applicable law.

    The stock available for issuance under the Stock Option Plan are shares of our authorized but unissued Class A common stock. When the amendment to the Stock Option Plan becomes effective, a total of 15,854,696 shares may be issued under the plan. When an option expires or terminates for any reason, the number of unexercised or forfeited shares subject to the option may again become available for grant under the Stock Option Plan.

    The following table sets forth information regarding the number of the additional 6,000,000 shares that have been granted, or that we expect to grant, under the Stock Option Plan as of the date of this information statement. With respect to future grants of these additional shares, because the officers and employees of NEXTLINK who may participate and the amount of their options are determined by the Plan Administrator in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, NEXTLINK's officers and employees in the future.

                                                                                                 NUMBER OF SHARES
                                                                                                 UNDERLYING OPTION
NAME AND PRINCIPAL POSITION                                                                           GRANTS
-----------------------------------------------------------------------------------------------  -----------------
Steven M. Hooper, Chairman and Chief Executive Officer.........................................         500,000
All executive officers as a group (8 persons)..................................................         500,000
All non-executive officer directors as a group (8 persons).....................................         400,000
All directors as a group (9 persons)...........................................................         900,000
Scott MacLeod, Vice President and Chief Corporate Development Officer..........................         400,000
All non-executive officer employees as a group.................................................       1,324,655

    Incentive stock options may be granted only to employees of NEXTLINK (or a parent or subsidiary corporation of NEXTLINK), including Board members who also are employees of NEXTLINK (or employees of a parent or subsidiary corporation of NEXTLINK). Non-statutory options may be granted to employees and non-employees of NEXTLINK (or a corporate or non-corporate parent or subsidiary), including non-employee Board members. Certain limitations apply to 10% stockholders.

    The purchase price per share of Class A common stock under each incentive stock option shall be not less than the fair market value of the Class A common stock on the date the option is granted, except where the option is a substituted or assumed option from another plan, and the exercise price relates to the original exercise price, in accordance with applicable provisions of the Internal Revenue Code. Certain additional limitations apply to 10% stockholders.

    The aggregate shares of Class A common stock available to an optionee through incentive stock options that are exercisable for the first time during a calendar year may not exceed $100,000 in value. For purposes of this limit, the Class A common stock must be valued at its fair market value as of the option grant date. To the extent an incentive stock option exceeds this limitation, it shall be considered a non-statutory stock option.

    An option holder desiring to exercise an option must notify NEXTLINK in writing of his or her intention to exercise an option for the number of shares specified in the notice and pay to NEXTLINK the full purchase price provided in the option. Payment of the purchase price may be by any method provided for in an optionee's individual option agreement, which may provide that payments may be made in cash, by check, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to NEXTLINK the amount of sale proceeds necessary to pay the exercise price, or under the cashless exercise procedures set forth in the Stock Option Plan.

    For tax purposes, NEXTLINK is required to withhold from the optionee's compensation or collect from the optionee an amount for federal, state and local taxes resulting from the optionee's compensation income, if any, at the time of exercise. See "Federal Income Tax Consequences Relating to the Stock Option Plan" below. At its discretion, NEXTLINK may require an optionee who receives shares of stock to reimburse NEXTLINK for any such taxes required to be withheld and may withhold any distribution in whole or in part until NEXTLINK is so reimbursed. In lieu of such withholding or reimbursement, NEXTLINK has the right to withhold from any other cash amounts due or to become due from NEXTLINK to the optionee an amount equal to such taxes or to retain and withhold a number of shares that have a market value not less than the amount of such taxes required to be withheld as reimbursement for any such taxes and cancel any such shares so withheld.

    An optionee must exercise his or her option, if at all, before it expires. Each individual option agreement specifies a term after which such option expires. Such term shall not exceed ten years with respect to incentive stock options, 15 years with respect to non-statutory options and five years in the case of a 10% stockholder. Notwithstanding an individual option agreement's stated term, in most cases, an option expires three months after termination of the employment of the individual to whom the option was granted (unless the termination is for cause, in which case the option shall expire immediately). Special rules apply in the event of an optionee's death or disability. In addition, options shall terminate if the stockholders of NEXTLINK receive cash, stock, or other property in exchange for or in connection with their shares of Class A common stock as a result of a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation of NEXTLINK (other than a mere reincorporation, creation of a holding company, or merger in which NEXTLINK's stockholders maintain a proportionate ownership interest in the survivor corporation). Prior to such an event, the optionee shall have the right to exercise his or her option, in whole or in part, to the extent vested.

    Options granted under the Stock Option Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise), other than by will or applicable laws of descent and distribution. Non-statutory stock options, however, may be transferred to a revocable trust established by the optionee for his or her descendants, to an immediate family member, or to a partnership in which only immediate family members or such estate-planning trusts are partners. Options shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Stock Option Plan, or any rights or privileges conferred by the Stock Option Plan, contrary to the provisions of the Stock Option Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred by the Stock Option Plan, such option shall thereupon terminate and become void. No person may create a lien on any funds, securities, or other property held under the Stock Option Plan.

    The issuance of the additional shares of Class A common stock upon the exercise of options is subject to registration with the Securities and Exchange Commission of such shares.

    The closing price of NEXTLINK's Class A common stock as reported on the Nasdaq Stock Market on April 21, 1999 was $63.00.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE STOCK OPTION PLAN

    The federal income tax consequences of an employee's participation in the Stock Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Stock Option Plan as of the date hereof. The application of state and local income taxes and other federal taxes is not discussed.

    INCENTIVE STOCK OPTIONS

    If an option granted under the Stock Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and NEXTLINK will not be allowed a deduction for federal tax purposes upon such a grant or exercise. Upon a sale of the shares, the tax treatment to the optionee and NEXTLINK will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

    If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of such option or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be treated as a gain from the sale of stock and taxed at capital gain rates. The capital gain rates are subject to change and vary depending on how long the shares have been held.

    If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the purchase price, or (ii) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as gain from the sale of stock and taxed at capital gain rates if the optionee has held the shares for more than one year following the exercise of the option. The capital gain rates are subject to change and vary depending on how long the shares have been held. In the event of a disqualifying disposition, NEXTLINK may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

    In general, there will be no federal income tax deductions allowed to NEXTLINK upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, NEXTLINK will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

    The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in an optionee's alternative minimum taxable income, even though it is not included in taxable income for purposes of determining the optionee's regular tax liability. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

    NONQUALIFIED STOCK OPTIONS

    Nonqualified stock options granted under the Stock Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

    The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a gain or loss from the sale of stock and taxed at capital gain or loss rates if the optionee has held the shares for more than one year following the exercise of the option. The capital gain rates are subject to change and vary depending on how long the shares have been held.

    In general, there will be no federal income tax deduction allowed to NEXTLINK upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, NEXTLINK will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

NO APPROVAL REQUIRED

    The Board has unanimously approved the amendment to the Stock Option Plan. A NEXTLINK stockholder that holds a majority of the total number of votes attributable to all shares of outstanding common stock, the only class of capital stock of NEXTLINK outstanding and entitled to vote on such matters, has adopted a resolution approving the amendment, by written consent in lieu of a meeting pursuant to Section 228(a) of the Delaware General Corporation Law. The Board has not solicited any proxies or consents from any other stockholders in connection with this action.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth, for the fiscal years ended December 31, 1998, 1997 and 1996, individual compensation information for the Chief Executive Officer of NEXTLINK, and each of the four most highly compensated executive officers of NEXTLINK who were serving as executive officers at December 31, 1998, and any former executive officer who was not an executive officer at December 31, 1998, but was one of the four most highly compensated individuals at NEXTLINK during 1998 (the "Named Executive Officers").

                                                                                                        LONG TERM
                                                                                                      COMPENSATION
                                                                                                      -------------
                                                                              ANNUAL COMPENSATION      SECURITIES       ALL OTHER
                                                                            ------------------------   UNDERLYING     COMPENSATION
                                                                             SALARY($)   BONUS($)(1)  OPTIONS(#)(2)      ($)(3)
                                                                            -----------  -----------  -------------  ---------------
Wayne M. Perry.................................................       1998       8,023           --             75             --
  Chief Executive Officer(4)                                          1997          --           --        441,336             --
                                                                      1996          --           --             --             --

George M. Tronsrue III.........................................       1998     247,115      223,000             75          5,152
  President, Chief Operating Officer                                  1997      43,535       70,000        255,000             --
                                                                      1996          --           --             --             --

Kathleen H. Iskra..............................................       1998     180,077       92,874        190,075          8,000
  Vice President, Chief Financial Officer                             1997     126,923       68,100         31,777          6,130
  and Treasurer                                                       1996     121,233       62,250         67,745          1,575

R. Gerard Salemme..............................................       1998     212,885      410,000(5)      112,500         8,000
  Senior Vice President External Affairs and                          1997     126,154           --         66,200             --
  Industry Relations                                                  1996          --           --             --             --

Jan Loichle....................................................       1998     180,077       92,874        180,075          8,000
  Vice President, Chief of Local                                      1997     123,424       65,938         31,777          6,476
  Exchange Operations                                                 1996     109,075       32,040         37,514          5,498

James F. Voelker(6)............................................       1998     284,615      250,000        250,000         10,000
                                                                      1997     218,509      225,000      1,686,506          8,641
                                                                      1996     160,600      200,000         15,000          6,523

------------------------------

(1) Includes bonuses for the corresponding fiscal years that were paid subsequent to the stated calendar year end.

(2) Represents options to acquire shares of Class A and Class B Common Stock. Effective January 31, 1997, NEXTLINK Communications, L.L.C. was merged with and into NEXTLINK Communications, Inc. The information for 1996 presented in this table reflects the grant of options for the purchase of Class A Common Stock under NEXTLINK's Stock Option Plan and Class B Common Stock in substitution for options granted previously pursuant to the Amended and Restated Equity Option Plan of NEXTLINK Communications, L.L.C.

(3) Represents contributions made by NEXTLINK on behalf of the executive officer under NEXTLINK's 401(k) Plan.

(4) Mr. Perry became Chief Executive Officer of NEXTLINK on July 21, 1997. Prior to that date, Mr. Perry was a Director of NEXTLINK since June 1997. For information regarding Mr. Perry's annual compensation, see the "Report of the Compensation Committee" of the Board of Directors. In March 1999, Mr. Perry resigned as Chief Executive Officer, although retained his position as Vice Chairman of the Board of Directors. Steven W. Hooper, NEXTLINK's Chairman of the Board of Directors, filled the position of Chief Executive Officer that was vacated by Mr. Perry.

(5) Includes a signing bonus paid in 1998 at Mr. Salemme's one-year anniversary.

(6) Effective July 17, 1998, Mr. Voelker resigned as President and from NEXTLINK's Board of Directors. The Board of Directors elected George M. Tronsrue III, who had been serving as NEXTLINK's Chief Operating Officer, to fill the position of President vacated by Mr. Voelker.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                          INDIVIDUAL GRANTS
                                     --------------------------------------------------------------------------------------------
                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                      NUMBER OF      % OF TOTAL                                            ANNUAL RATES OF STOCK
                                     SECURITIES        OPTIONS                                              PRICE APPRECIATION
                                     UNDERLYING      GRANTED TO       EXERCISE OR                           FOR OPTION TERMS($)
                                       OPTIONS      EMPLOYEES IN      BASE PRICE                          -----------------------
NAME                                 GRANTED(#)    FISCAL YEAR (%)      ($/SH)        EXPIRATION DATE         5%          10%
-----------------------------------  -----------  -----------------  -------------  --------------------  ----------  -----------
Wayne M. Perry.....................          75            0.00            22.56       December 16, 2008       1,064        2,697

George M. Tronsrue III.............          75            0.00            22.56       December 16, 2008       1,064        2,697

Kathleen H. Iskra..................     100,000            1.30            24.50        January 21, 2008   1,540,792    3,904,669
                                         70,000            0.91            36.00         August 14, 2008   1,470,792    3,834,669
                                             75            0.00            22.56       December 16, 2008       1,064        2,697
                                         20,000            0.26            22.56       December 16, 2008     283,789      719,176

R. Gerard Salemme..................     100,000            1.30            21.25         October 1, 2008   1,153,150    3,094,907
                                         12,500            0.16            22.56       December 16, 2008     177,368      449,485

Jan Loichle........................     105,000            1.36            24.50        January 21, 2008   1,617,831    4,099,902
                                         55,000            0.71            36.00         August 14, 2008   1,155,622    3,012,954
                                             75            0.00            22.56       December 16, 2008       1,064        2,697
                                         20,000            0.26            22.56       December 16, 2008     283,789      719,176

James F. Voelker...................     250,000            3.24            24.50(1)        July 15, 2008   7,924,216   16,246,029

------------------------------

(1) Market value on the date of grant was $34.50 per security or $8.6 million in the aggregate.

                    AGGREGATED FISCAL YEAR END OPTION VALUES

                                                                            NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                           UNDERLYING OPTIONS AT      IN-THE MONEY OPTIONS AT
                                                 SHARES                      FISCAL YEAR END(#)          FISCAL YEAR END($)
                                               ACQUIRED ON     VALUE     --------------------------  --------------------------
NAME                                           EXERCISE(#)  REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------------------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Wayne M. Perry...............................          --           --      110,409       331,002      2,256,215     6,767,336

George M. Tronsrue III.......................      63,750    1,036,416       51,075       140,250      1,043,131     2,867,411

R. Gerard Salemme............................          --           --       16,550       162,150        338,365     1,800,251

Kathleen H. Iskra............................      10,851      327,075       18,178       234,088        279,378     1,750,083

Jan Loichle..................................       2,206       41,034       25,664       222,068        515,497     1,664,998

James F. Voelker.............................     362,609    9,378,616      676,210       424,329     19,064,689     5,254,045

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

    We have entered into an employment agreement with James F. Voelker, former NEXTLINK President, expiring on December 31, 1999, subject to earlier termination under certain conditions. Under this agreement, Mr. Voelker will receive a base salary at a rate equivalent to an annual salary of $275,000 from July 16, 1998 to December 31, 1999. Mr. Voelker will also receive an annual bonus of $250,000 for 1998 and 1999. All stock options which had been granted to Mr. Voelker prior to the date we entered into the employment agreement will continue to vest according to their original vesting schedules through December 31, 2000. On December 31, 2000, all unvested options will then immediately vest. Mr. Voelker's employment agreement also contains non-competition and confidentiality provisions.

    We have entered into an employment agreement with George M. Tronsrue III, expiring on October 6, 2001, subject to earlier termination. The agreement provides for a base salary of $235,000 and $255,000 for the first and second years of employment, respectively, and no less than $255,000 for each year thereafter, subject to negotiation. The agreement also provides for a bonus payment of $140,000 in the first year of employment, and bonuses thereafter to be determined based upon the performance of Mr. Tronsrue and NEXTLINK. In addition, in connection with the execution of this employment agreement, NEXTLINK granted Mr. Tronsrue options to purchase 255,000 shares of Class A Common Stock, 25% of which vested immediately and the remainder of which vest in tranches over the four years following Mr. Tronsrue's employment date. The options have an exercise price of $7.93 per share. Mr. Tronsrue's employment agreement also contains confidentiality provisions.

    The vesting of certain options granted to some Named Executive Officers accelerate under certain circumstances. The vesting of an option to purchase 441,336 shares of Class A Common Stock granted to Mr. Perry in June 1997, an option to purchase 255,000 shares of Class A Common Stock granted to Mr. Tronsrue in September 1997, an option to purchase 66,200 shares of Class A Common Stock granted to Mr. Salemme in June 1997, and an option to purchase 100,000 shares of Class A Common Stock granted to Mr. Salemme in October 1998 accelerates in the event that Craig O. McCaw, or an entity or entities he controls, no longer has control of a majority of the votes of NEXTLINK. In addition, the option to purchase 255,000 shares of Class A Common Stock granted to Mr. Tronsrue and the option to purchase 100,000 shares of Class A Common Stock granted to Mr. Salemme in October 1998 each provide for acceleration of vesting upon the happening of certain mergers, sales of substantially all of NEXTLINK's assets, acquisitions of voting power of NEXTLINK, and changes in the composition of NEXTLINK's Board of Directions, or upon liquidation or dissolution of NEXTLINK. In all other cases, these options become fully vested over four years.

COMPENSATION OF DIRECTORS

    Each director is entitled to reimbursement for out-of-pocket expenses incurred for each Board or Committee meeting attended. Mr. Hooper received $8,023 in 1998 for services as Chairman of the Board. No other compensation was paid to any directors in 1998.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    NEXTLINK's compensation program is designed to attract and retain qualified employees and to ensure that they have a continuing stake in the long-term success of NEXTLINK. NEXTLINK offers its employees a competitive compensation package that includes a salary, incentives based upon individual and company performance and health and other benefits. In addition, the Board of Directors currently believes that NEXTLINK's success is effectively promoted through a stock option program in which substantially all employees are eligible to participate.

    NEXTLINK's compensation policy for executive officers is similar to that for other employees, and is designed to promote continued performance and attainment of individual and company goals. The Compensation Committee determined and administered the compensation of NEXTLINK's executive officers during 1998. The Committee is currently comprised of two non-employee directors, Messrs. William Hoglund and Dennis Weibling, and also included Mr. Scot Jarvis until his resignation from the Board in January 1999.

    EXECUTIVE OFFICER COMPENSATION PHILOSOPHY. NEXTLINK believes that compensation of executive officers should be directly and materially linked to NEXTLINK's operating performance and the interests of its stockholders. To implement this philosophy, NEXTLINK combines base compensation with incentive awards.

    NEXTLINK sets executive officer salaries in line with the duties and scope of responsibilities of each officer's position and the salaries paid to comparable officers by competitors in the telecommunications industry. NEXTLINK periodically reviews executive officer salaries and makes adjustments to reflect individual performance.

    NEXTLINK has designed an incentive program for executive officers. Each officer is eligible to receive a discretionary bonus of up to 20% to 55%, except in certain circumstances as determined by the Board of Directors, of his or her salary based upon individual and company-wide performance goals. For 1998, the Committee established revenue, lines installed, earnings and other financial and operating measures as an incentive for individual and company performance. The Committee also recognized various qualitative factors, such as demonstrated leadership ability.

    NEXTLINK believes that stock option grants to executive officers and other employees promote Company success by aligning the financial interests of officers and other employees with the long-term interests of the stockholders. Stock option grants are based on various subjective factors primarily relating to the responsibilities of each officer and employee and to his or her expected future contribution. Although the Committee considers the number of options previously awarded to and held by executive officers and other employees, they were not determinative factors in setting the size of 1998 option grants.

    As noted above, NEXTLINK's compensation program is performance based. Under
Section 162(m) of the Internal Revenue Code, NEXTLINK may not deduct nonperformance-based compensation in excess of $1 million paid to any Named Executive Officer. The Committee currently believes that NEXTLINK will be able to continue to manage its compensation program for Named Executive Officers so as to preserve related federal income tax deductions.

    CHIEF EXECUTIVE OFFICER COMPENSATION. In evaluating the compensation of Wayne M. Perry, NEXTLINK's Vice Chairman and Chief Executive Officer for 1998, the Committee considered the option to purchase 441,336 shares of NEXTLINK Class A Common Stock granted to Mr. Perry at the time he assumed the role of Chief Executive Officer in July 1997. The Committee also focused on Mr. Perry's superior leadership in managing the business, experience in leading companies in competitive segments of the telecommunications industry, as well as NEXTLINK's financial and operating performance.

                                          COMPENSATION COMMITTEE

                                          William A. Hoglund

                                          Dennis Weibling

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           COMPARATIVE RETURN SUMMARY
                                                 NXLK    S&P 400   Peer Index
September-1997                                   $100       $100         $100
December-1997                                     $83       $100         $115
December-1998                                    $110       $133         $171

    The peer index is based on information for a self-constructed peer group of communications companies, which include the following companies: Qwest Communications International, Level 3 Communications, Inc., McLeod Inc., ICG Communications, Inc. and Intermedia Communications.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of March 8, 1999, with respect to the beneficial ownership of our capital stock by (i) each person known by us to own beneficially 5% or more of the outstanding shares of our capital stock, (ii) our Board of Directors, (iii) our Chief Executive Officer and each of the Named Executive Officers, and (iv) all directors and executive officers as a group.

                                                                          SHARES BENEFICIALLY OWNED(1)
                                                          ------------------------------------------------------------
                                                            AMOUNT AND                    PERCENT OF       PERCENT OF
                                               TITLE OF     NATURE OF      PERCENT OF    TOTAL SHARES     TOTAL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER            CLASS       OWNERSHIP      CLASS (%)    OUTSTANDING (%)    POWER (%)
---------------------------------------------  --------   --------------   ----------   ---------------   ------------
BWP, Inc.....................................  Class A         2,610,280     10.20
  707 S.W. Washington, 8th Floor               Class B                 0         0            4.77               *
  Portland, OR 97205

Eagle River Investments, LLC(2)..............  Class A                 0         0
  2300 Carillon Point                          Class B        18,871,787     64.66           34.45           59.45
  Kirkland, WA 98033

Ampersand Telecom, LLC.......................  Class A                 0         0
  1332 Anacapa, Suite 200                      Class B         9,722,649     33.31           17.75           30.63
  Santa Barbara, CA 93101

The Ampersand Telecom Trust(3)...............  Class A                 0         0
  1332 Anacapa, Suite 200                      Class B         9,722,649     33.31           17.75           30.63
  Santa Barbara, CA 93101

Wendy P. McCaw(4)............................  Class A                 0         0
  1332 Anacapa, Suite 200                      Class B         9,722,649     33.31           17.75           30.63
  Santa Barbara, CA 93101

Craig O. McCaw...............................  Class A             6,620         *
  2300 Carillon Point                          Class B        19,138,253(5)   65.58          34.95           60.29
  Kirkland, WA 98033

Dennis Weibling..............................  Class A             1,500         *
  2300 Carillon Point                          Class B        18,871,787(6)   64.66          34.45           59.45
  Kirkland, WA 98033

Gregory Parker...............................  Class A             2,000         *
  1332 Anacapa, Suite 200                      Class B         9,722,649(7)   33.31          17.75           30.63
  Santa Barbara, CA 93101

William A. Hoglund...........................  Class A             8,400(8)       *
                                               Class B                 0         0               *               *

Sharon L. Nelson.............................  Class A             5,516         *
                                               Class B                 0         0               *               *

Jeffrey S. Raikes............................  Class A            55,516         *
                                               Class B                 0         0               *               *

Nicolas Kauser...............................  Class A                 0         0
                                               Class B                 0         0               *               *

Wayne M. Perry...............................  Class A           148,049(9)       *
                                               Class B            58,825         *               *               *

Steven W. Hooper.............................  Class A           156,409(10)       *
                                               Class B            58,825         *               *               *

                                                                          SHARES BENEFICIALLY OWNED(1)
                                                          ------------------------------------------------------------
                                                            AMOUNT AND                    PERCENT OF       PERCENT OF
                                               TITLE OF     NATURE OF      PERCENT OF    TOTAL SHARES     TOTAL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER            CLASS       OWNERSHIP      CLASS (%)    OUTSTANDING (%)    POWER (%)
---------------------------------------------  --------   --------------   ----------   ---------------   ------------
George M. Tronsrue III.......................  Class A           155,145         *
                                               Class B                 0         0               *               *

Kathleen H. Iskra............................  Class A            87,105         *
                                               Class B                 0         0               *               *

R. Gerard Salemme............................  Class A            29,050         *
                                               Class B                 0         0               *               *

Jan Loichle..................................  Class A           120,830         *
                                               Class B                 0         0               *               *

James F. Voelker(11).........................  Class A           425,910(12)    1.66
                                               Class B           654,858(13)    2.19          1.95            2.15

All directors and executive officers as a
 group (16 persons)..........................  Class A           981,598(14)    3.74
                                               Class B        28,978,552(14)   97.12         53.45           89.58

------------------------

(1) In accordance with rules of the Securities and Exchange Commission, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options exercisable by such owner within 60 days after March 8, 1999, but no exercise of outstanding options held by any other person.

(2) Eagle River has pledged substantially all of its shares of NEXTLINK stock to secure a credit arrangement.

(3) The Ampersand Telecom Trust is the Managing Member of Ampersand Telecom LLC and has sole right to vote on all matters affecting Ampersand Telecom, LLC.

(4) Mrs. McCaw is the sole beneficiary of The Ampersand Telecom Trust, a revocable trust. The trustee of the Trust, Gregory Parker, may exercise his duties under the trust only pursuant to the written directions of Mrs. McCaw.

(5) Represents shares of Class B Common Stock held beneficially by Mr. McCaw as a result of his ownership interests in Eagle River and NEXTLINK, Inc. Pursuant to the terms of the Stock Distribution Agreement between Mr. and Mrs. McCaw, Mr. McCaw holds a proxy to vote the number of shares of NEXTLINK stock held by Mrs. McCaw that, when added to all NEXTLINK capital stock held by Mr. McCaw or any of his affiliates or over which they have voting rights, are necessary for Mr. McCaw to hold 51% of the voting power of NEXTLINK. No shares owned or controlled by Mrs. McCaw are included in the beneficial holdings of Mr. McCaw.

(6) Mr. Weibling, who is President of Eagle River, Inc., an affiliate of Eagle River, disclaims beneficial ownership in all securities held by Eagle River, except to the extent of his pecuniary interest therein. Mr. Weibling is a member of Eagle River.

(7) Mr. Parker is a member of Ampersand Telecom, LLC. Mr. Parker disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(8) Includes 3,250 shares of Class A Common Stock that Mr. Hoglund holds as trustee of trusts for the benefit of his children. Mr. Hoglund disclaims beneficial ownership of such shares.

(9) Includes 3,640 shares of Class A Common Stock held by Mr. Perry's children. Mr. Perry disclaims beneficial ownership of such shares.

(10) Includes 21,000 shares of Class A Common Stock held by Mr. Hooper as trustee of trusts for the benefit of his children and 25,000 shares of stock Class A Common Stock of irrevocable trusts for the benefit of Mr. Perry's four children, for which Mr. Perry exercises no voting or investment control.

(11) Effective July 17, 1998, Mr. Voelker resigned from NEXTLINK's Board of Directors and as President of NEXTLINK. The beneficial holdings of Mr. Voelker presented in the table are based on representations from Mr. Voelker.

(12) Includes 90,000 shares of Class A Common Stock that Mr. Voelker holds as trustee of trusts for the benefit of his children.

(13) Represents shares of Class B Common Stock that are eligible for acquisition upon exercise of a currently exercisable stock option, which was exercised in part on August 26, 1997, resulting in the issuance of 921,314 shares (all of which were subsequently converted into Class A Common Stock), leaving 654,858 unissued.

(14) See notes (1), (5), (6), (7), (8), (9) and (10) above.

* Less than 1%.

                                          By Order of the Board of Directors,

                                          R. Bruce Easter, Jr.

                                          Secretary

Bellevue, Washington

April 26, 1999

                         NEXTLINK COMMUNICATIONS, INC.
                               STOCK OPTION PLAN
   (as amended on September 30, 1997, December 31, 1997, February 5, 1998 and
                               February 4, 1999)

     SECTION 1.   PURPOSE.  The purpose of this Stock Option Plan (this
"Plan") is to provide a means whereby Nextlink Communications, Inc. (the "Company") or any parent or subsidiary of the Company, as defined in Subsection
5.9 (the "related entities"), may continue to attract, motivate and retain selected employees, officers and independent contractors who can materially contribute to the Company's growth and success, and to encourage stock ownership in the Company through granting incentive stock options or nonqualified stock options, or both, to purchase the Class A Common Stock of the Company (as defined in Section 3), so that such key employees and other persons and entities will more closely identify their interests with those of the Company and its shareholders. In addition, options under this Plan may serve as replacement options for options issued under the Equity Option Plan sponsored by the Company's predecessor.

     SECTION 2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint or authorize a committee to administer this Plan, by such committee.
The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

          2.1 PROCEDURES. The Board may designate one of the members of the Plan Administrator as chairperson. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

          2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly required in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued under this Plan, or of any rule or regulation promulgated in connection with this Plan, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Internal Revenue Code (the "Code"), as amended, and the regulations thereunder.

          2.3 SECTION 16(b) COMPLIANCE AND BIFURCATION OF PLAN. In the event the Company registers any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, it is the intention of the Company that this Plan, and options granted under this Plan, comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events this Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

Page 1 - STOCK OPTION PLAN

Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Plan participants.

     SECTION 3. STOCK SUBJECT TO THIS PLAN. The stock subject to this Plan shall be the Company's Class A Common Stock (the "Class A Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company as treasury shares. Subject to adjustment as provided in Section 7 of this Plan, the aggregate amount of Class A Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 15,854,696 shares as such Class A Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan expires or is surrendered, canceled, terminated or exchanged for another option for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for purposes of this Plan, including use as replacement options that may be granted in exchange for such surrendered, canceled or terminated options.

     SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to an individual who, at the time the option is granted, is an employee of the Company (or a corporate related entity, as described in Section 5.9) and who the Board may from time to time select for participation in this Plan. Members of the Board shall not be eligible for grants of incentive stock options unless they are also employees of the Company. At the discretion of the Plan Administrator, employees and independent contractors of the Company (including nonemployee directors) or any related entity may receive nonqualified stock options. Any party to whom an option is granted under this Plan shall be referred to in this Plan as an "Optionee."

     SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by written agreements that contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

          5.1 NUMBER OF SHARES. The maximum number of shares that may be purchased pursuant to the exercise of each option, which number shall be as established by the Plan Administrator.

          5.2 PRICE OF SHARES. The price per share at which each option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price as follows:

               5.2.1 INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS. With respect to incentive stock options intended to qualify under Section 422 of the Code, and subject to Subsection 5.2.2 below, the exercise price shall be not less than the fair market value per share of the Class A Common Stock at the time the option is granted, except with respect to the substitution of a new option for an old option, or an assumption of an old option, in accordance

Page 2 - STOCK OPTION PLAN
with Code Section 424(a). With respect to nonqualified stock options, the exercise price shall be the amount set by the Plan Administrator.

               5.2.2 INCENTIVE STOCK OPTIONS TO GREATER THAN 10% SHAREHOLDERS. With respect to incentive stock options granted to greater than 10% shareholders of the Company, the exercise price shall be as required by
Section 6.

               5.2.3 FAIR MARKET VALUE. The fair market value per share of the Class A Common Stock for the purpose of determining the exercise price under this Section 5.2 shall be determined as follows:

               (a) if the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange for the last market trading date prior to the time of determination as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

               (b) if the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value shall be the mean between the high and low asked prices for the Common Stock on the last market trading date prior to the day of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

               (c) In the absence of an established market for the Common Stock, fair market value shall be determined by the Plan Administrator in good faith at the time the option is granted.

          5.3  TERM AND MATURITY.  Subject to the restrictions contained in
Section 6 with respect to granting incentive stock options to greater than 10% shareholders of the Company, the term of each incentive stock option shall be 10 years from the date it is granted unless a shorter period of time is established by the Plan Administrator, but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be 15 years from the date it is granted, unless a shorter period of time is established by the Plan Administrator in the individual option agreement. To ensure that the Company or related entities will achieve the purpose and receive the benefits contemplated in this Plan, any option granted under this Plan shall, unless this condition is waived or modified by the Plan Administrator in the agreement evidencing the option, or by subsequent resolution of the Plan Administrator, be exercisable according to the following schedule:

Page 3 - STOCK OPTION PLAN

Period of Optionee's Continuous Relationship      Portion of Total Option
With the Company or Related Entity from the       Which is Exercisable
Date the Option is Granted
After one year                                             25%
After two years                                            50%
After three years                                          75%
After four years                                          100%

          5.4 EXERCISE. Subject to the vesting schedule described in subsection 5.3 above, if any, and to any additional holding period required by applicable law, each option may be exercised in whole or in part; provided, however, that only whole shares will be issued pursuant to the exercise of any option and that the exercise price shall not be less than the par value per share of the Class A Common Stock at the time the option is exercised. During an Optionee's lifetime, any stock options granted under this Plan are personal to him or her and are exercisable solely by such Optionee, except as provided in
Section 5.8. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

          5.5 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Class A Common Stock being purchased.

          The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted, including installment payments on such terms and over such period as the Plan Administrator may determine in its discretion. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

          (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

          (b) delivery of a full-recourse promissory note executed by the Optionee, provided that (i) such note delivered in connection with an incentive stock option shall, and such note delivered in connection with a nonqualified stock option may, in the sole discretion of the Plan Administrator, bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes; (ii) the Plan Administrator in its sole discretion shall specify the term and other provisions of such note at the time an incentive stock

Page 4 - STOCK OPTION PLAN
option is granted or at any time prior to exercise of a nonqualified stock option; (iii) the Plan Administrator may require that the Optionee pledge the Optionee's shares to the Company for the purpose of securing the payment of such note and may require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest; (iv) the note provides that 90 days following the Optionee's termination of employment with the Company or a related entity, the entire outstanding balance under the note shall become due and payable, if not previously due and payable; and (v) the Plan Administrator in its sole discretion may at any time restrict or rescind this right upon notification to the Optionee;

          (c) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; provided, that the Plan Administrator, in its sole discretion, may at any time determine that this Subparagraph (c), to the extent the instructions to the broker call for an immediate sale of the shares, shall not be applicable to any Optionee who is subject to Section 16(b) of the Exchange Act if such transaction would result in a violation of Section 16(b), or is not an employee at the time of exercise;

          (d) delivery of a properly executed exercise notice, together with a request by the Optionee for the Company to pay the exercise price by withholding from the shares that would otherwise be issued that number of shares having a fair market value equal to the option exercise price; provided, the Plan Administrator retains complete discretion to honor or deny the Optionee's request for such a method of exercise.

          5.6 SHAREHOLDERS' AGREEMENT. To the extent required by the Plan Administrator upon exercise of an option the Optionee shall agree to enter into and be bound by the agreement then in effect, if any, between the Company and its shareholders relating to the repurchase by the Company of its outstanding Class A Common Stock.

          5.7 WITHHOLDING TAX REQUIREMENT. The Company or any related entity shall have the right to retain and withhold from any payment of cash or Class A Common Stock under this Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Class A Common Stock to reimburse the Company or a related entity for any such taxes required to be withheld and may withhold any distribution in whole or in part until the Company, or related entity, is so reimbursed. In lieu of such withholding or reimbursement, the Company (or related entity) shall have the right to withhold from any other cash amounts due or to become due from the Company (or related entity) to the Optionee an amount equal to such taxes or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld as reimbursement for any such taxes and cancel (in whole or in part) any such shares so withheld.

          5.8 NONTRANSFERABILITY OF OPTION. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable

Page 5 - STOCK OPTION PLAN
laws of descent and distribution; provided, with respect to a non-qualified stock option, an Optionee may transfer the option to a revocable trust created by the Optionee for the benefit of his or her descendants, to an immediate family member or to a partnership in which only immediate family members or such trusts are partners. Options under this Plan shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred by this Plan, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred by this Plan shall be null and void. Notwithstanding the foregoing, an Optionee may during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Plan Administrator. Such designation may be changed from time to time by the Optionee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation.

          5.9 TERMINATION OF RELATIONSHIP. If the Optionee's employment relationship with the Company or any related entity ceases for any reason other than termination for cause, death or permanent and total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a period of three months after such cessation, that portion of the Optionee's option which is exercisable at the time of such cessation. The Optionee's option, however, shall terminate at the end of the three month period following such cessation as to all Shares for which it has not been exercised, unless such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related entity changes (i.e., from employee to nonemployee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related entity and the Optionee's incentive stock option shall terminate in accordance with this subsection. Upon the expiration of the three month period following cessation of employment, the Plan Administrator shall have sole discretion in a particular circumstance to extend the exercise period following such cessation beyond that specified above. If, however, in the case of an incentive stock option, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an incentive stock option under the Code.

          Upon an Optionee's termination of employment for cause, all of the optionee's outstanding (i.e., unexercised) options issued under this Plan shall immediately expire and no longer be available for exercise. For purposes of this Plan, a termination shall be considered for "cause" if the termination is attributable to the Optionee's: (a) Embezzlement; (b) use of illegal drugs or alcohol that materially impairs the Optionee's ability to fulfill his or her duties as an employee or independent contractor; (c) willful disclosure of trade secrets or confidential information of the Company; (d) dishonesty which results in substantial harm to the Company; or (e) conviction or confession of a criminal felony.

          If an Optionee's relationship with the Company or any related entity ceases because of a permanent and total disability, the Optionee's option shall not terminate, and in the case of an incentive stock option, shall not cease to be treated as an incentive stock option, until the end of the 12-month period following such cessation (unless by its terms it sooner terminates

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and expires). As used in this Plan, the term "permanent and total disability"
has the same meaning provided in Code Section 22(e)(3).

          For purposes of this subsection 5.9, a transfer of relationship between or among the Company and/or any related entity shall not be deemed to constitute a cessation of relationship with the Company or any of its related entities. For purposes of this subsection 5.9, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          As used in this Plan, the term "related entity," when referring to a subsidiary, shall mean any business entity (other than the Company) which, at the time of the granting of the option, is in an unbroken chain of entities ending with the Company, if stock or voting interests possessing 50% or more of the total combined voting power of all classes of stock or other ownership interests of each of the entities other than the Company is owned by one of the other entities in such chain. When referring to a parent entity, the term "related entity" shall mean any entity in an unbroken chain of entities ending with the Company if, at the time of the granting of the option, each of the entities other than the Company owns stock or other ownership interests possessing 50% or more of the total combined voting power of all classes of stock (or other ownership interests) in one of the other entities in such chain. In addition, with respect to an incentive stock option, the definition of "related entity" as used in this Plan shall apply by only considering entities that are corporations.

          5.10 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any related entity or dies within the three month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

          5.11 STATUS OF SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

          5.12 CONTINUATION OF EMPLOYMENT. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related entity, or to interfere in any way with the right of the Company or of any related entity to terminate his or her employment or other relationship with the Company or a related entity at any time.

          5.13 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within

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

the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

          5.14 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related entity or a predecessor corporation) exceeds $100,000, those options (or the portion of an option) beyond the $100,000 threshold shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.

     SECTION 6.   GREATER THAN 10% SHAREHOLDERS.

          6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related entity, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Class A Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

          6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

     SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may -be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total

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

price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

          7.1  EFFECT OF LIQUIDATION, REORGANIZATION OR CHANGE IN CONTROL.

               7.1.1 CASH, STOCK OR OTHER PROPERTY FOR STOCK. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Class A Common Stock immediately prior to the merger have the same proportionate ownership of Class A Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Class A Common Stock, any option granted under this Plan shall terminate. Notwithstanding the foregoing, the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such option in whole or in part, to the extent the vesting requirements set forth in this Plan have been satisfied, unless stated otherwise in the Optionee's individual option agreement.

               7.1.2 CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Class A Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Class A Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted under this Plan shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted under this Plan shall not be converted into options to purchase shares of Exchange Stock, but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted under this Plan in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Class A Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply for the Exchange Stock.

               7.1.3  CHANGE IN CONTROL.  In the event of a "Change in
Control," as defined in Section 7.1.4 below, of the Company after the Company has registered any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, unless otherwise determined by the Board prior to the occurrence of such Change in Control, any options or portions of such options outstanding as of the date such Change in Control is determined to have occurred that are not yet fully vested shall not become fully vested merely by the occurrence of a Change in Control.

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

               7.1.4 DEFINITION OF "CHANGE IN CONTROL." For purposes of this Plan, a "Change in Control" shall mean (a) the first approval by the Board or by the stockholders of the Company of an Extraordinary Event, (b) a Purchase, or
(c) a Board Change.

          For purposes of the Plan, an "Extraordinary Event" shall mean any of the following actions:

          (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Class A Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

          (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company; or

          (iii) the adoption of any plan or proposal for liquidation or dissolution of the Company.

          For purposes of the Plan, a "Purchase" shall mean the acquisition by any person (as such term is defined in Section 13(d) of the Exchange Act) of any shares of Class A Common Stock or securities convertible into Class A Common Stock) without the prior approval of a majority of the Continuing Directors (as defined below) of the Company, if after making such acquisition such person is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange
Act) directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (calculated as provided in paragraph (d) of such Rule 13d-3).

          For purposes of the Plan, a "Board Change" shall have occurred if individuals who constitute the Board of the Company at the time of adoption of this Plan (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date of adoption of this Plan whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

          7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

          7.3 DETERMINATION OF BOARD TO BE FINAL. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent of such adjustments, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any

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

change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause his or her incentive stock option issued under this Plan to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

     SECTION 8. SECURITIES REGULATION. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant to the exercise of such option shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares under this Plan. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares under this Plan or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

          As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

          Should any of the Company's capital stock of the same class as the stock subject to options granted under this Plan be listed on a national securities exchange, all stock issued under this Plan if not previously listed on such exchange shall be authorized by that exchange for listing on such exchange prior to the issuance of such stock.

     SECTION 9.   AMENDMENT AND TERMINATION.

          9.1 BOARD ACTION. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of any amendment which will:

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

               (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

               (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

               (c)  require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

          Any amendment to this Plan that would constitute a "modification" to incentive stock options outstanding on the date of such amendment shall not be applicable to outstanding incentive stock options, but shall have prospective effect only, unless individual Optionees agree otherwise.

          9.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option previously granted under this Plan.

     SECTION 10. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective upon adoption by the Board so long as it is approved by the Company's shareholders any time within 12 months before or after the adoption of this Plan.





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